UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2010

UNION NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19214	23-2415179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

570 Lausch Lane, Suite 300, Lancaster, Pennsylvania		17601
(Address of principal executive offices)		(Zip Code)

(717) 653-1441
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)           A Special Meeting of Shareholders of Union National Financial Corporation (“UNNF”) was held on September 16, 2010.

The matter considered and voted on by the shareholders at the special meeting and the vote of the shareholders is as follows:

1.           The proposal to approve UNNF’s merger with and into Donegal Financial Services Corporation (“DFSC”) and the other transacations contemplated by the Agreement and Plan of Merger dated as of April 19, 2010, as amended and restated as of May 20, 2010 and amended as of September 1, 2010, by and among UNNF, DFSC, Donegal Mutual Insurance Company, Donegal Group Inc. and Donegal Acquisition Inc., was approved by the shareholders by the following vote:

For	Against	Abstain	Broker Non-Votes
2,550,823	132,863	38,045	187,951

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION NATIONAL FINANCIAL CORPORATION

Date: September 17, 2010	By:	/s/ Mark D. Gainer
Mark D. Gainer
Chairman, President and Chief Executive Officer